Exhibit 99.1

POLYETHYLENE AND EPOLENE® BUSINESS OF EASTMAN CHEMICAL COMPANY

Combined Financial Statements

As of September 30, 2006 and

For the nine months ended September 30, 2006

PricewaterhouseCoopers LLP Two Commerce Square, Suite 1700 2001 Market Street Philadelphia PA 19103-7042 Telephone (267) 330 3000 Facsimile (267) 330 3300 www.pwc.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

Eastman Chemical Company:

In our opinion, the accompanying combined balance sheet and related combined statements of operations, of cash flows and of net investment of parent present fairly, in all material respects, the financial position of the Polyethylene and Epolene Business of Eastman Chemical Company (the “Business”) at September 30, 2006 and the results of its operations and its cash flows for the nine-month period ended September 30, 2006 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Business’ management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As discussed in Notes 1 and 10 to the combined financial statements, the Business has a significant level of related party transactions with Eastman Chemical Company and its subsidiaries.

/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP Philadelphia, Pennsylvania February 14, 2007

POLYETHYLENE AND EPOLENE BUSINESS

OF EASTMAN CHEMICAL COMPANY

COMBINED STATEMENT OF OPERATIONS

Nine months ended September 30, 2006
(Dollars in thousands)
Sales	$569,281
Cost of sales (See Note 10)	493,644

Gross profit	75,637

Selling, general and administrative expenses	18,310
Research and development expenses	3,901

Operating earnings	53,426

Provision for income taxes	19,493

Net earnings	$33,933

The accompanying notes are an integral part of these combined financial statements.

POLYETHYLENE AND EPOLENE BUSINESS

OF EASTMAN CHEMICAL COMPANY

COMBINED BALANCE SHEET

(Dollars in thousands)	September 30, 2006
Assets
Current assets
Trade receivables, net of allowance of $2,436	$71,512
Inventories, net of LIFO reserve of $2,674	85,147
Other current assets	2,224

Total current assets	158,883

Property and equipment
Property and equipment at cost	559,237
Less: Accumulated depreciation	471,262

Net properties	87,975

Other noncurrent assets	3,640

Total assets	$250,498

Liabilities and Net Investment of Parent
Current liabilities
Payables and other current liabilities	$10,645

Total current liabilities	10,645

Deferred income tax liabilities	18,635
Other long-term liabilities	19

Total liabilities	29,299

Commitments and contingencies

Net investment of parent	221,199

Total liabilities and investment of parent	$250,498

The accompanying notes are an integral part of these combined financial statements.

POLYETHYLENE AND EPOLENE BUSINESS

OF EASTMAN CHEMICAL COMPANY

COMBINED STATEMENT OF CASH FLOWS

Nine months ended September 30, 2006
(Dollars in thousands)
Cash flows from operating activities
Net earnings	$33,933

Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation	8,239
Provision for deferred income taxes	589
Loss on disposal of assets	802
Changes in operating assets and liabilities, net of effect of acquisitions and divestitures:
Increase in trade receivables	(17,023)
Decrease in inventories	8,375
Decrease in trade payables	(5,519)
Decrease in taxes payable	(100)
Decrease in liabilities for employee benefits and incentive pay	(483)
Other Items, Net	(710)

Net cash provided by operating activities	28,103

Cash flows from investing activities
Additions to property and equipment	(3,987)

Net cash used in investing activities	(3,987)

Cash flows from financing activities
Transfers to Eastman, net	(24,116)

Net cash used in financing activities	(24,116)

Net change in cash and cash equivalents	0

Cash and cash equivalents at beginning of period	0

Cash and cash equivalents at end of period	$0

The accompanying notes are an integral part of these combined financial statements.

POLYETHYLENE AND EPOLENE BUSINESS

OF EASTMAN CHEMICAL COMPANY

COMBINED STATEMENT OF NET INVESTMENT OF PARENT

Net Equity
(Dollars in thousands)

Balance, January 1, 2006	$211,382

Net income	33,933

Net transfers to Eastman	(24,116)

Balance, September 30, 2006	$221,199

The accompanying notes are an integral part of these combined financial statements.

POLYETHYLENE AND EPOLENE BUSINESS

OF EASTMAN CHEMICAL COMPANY

NOTES TO COMBINED FINANCIAL STATEMENTS

September 30, 2006

(Dollars in thousands)

1. BASIS OF PRESENTATION

The accompanying combined financial statements present the Polyethylene and Epolene Business (“EEP Business” or “Business”) of Eastman Chemical Company (“Eastman”), which is included in the consolidated financial statements of Eastman. On November 30, 2006 Eastman sold the business and product lines of the EEP Business to Westlake Longview Corporation, a wholly owned subsidiary of Westlake Chemical Corporation (“Westlake”). These combined financial statements have been prepared from Eastman’s historical accounting records and are presented on a carve-out basis to include the historical financial position, results of operations and cash flows applicable to the Business. No direct relationship exists among all the operations comprising the Business. Accordingly, the net investment of the parent is presented in lieu of stockholder’s equity.

The accompanying combined financial statements include allocations of certain corporate services provided by Eastman’s management including finance, legal, information systems, human resources and distribution. Eastman has utilized its experience with the EEP Business and its judgment in allocating such corporate services and other support to the periods. Costs allocated for such services for the nine months ended September 30, 2006 were:

Nine months ended September 30, 2006
Cost of sales	$5,681
Selling, general and administrative expenses	13,373
Research and development	1,092

Total cost and expenses allocated	$20,146

Allocations were made primarily based on a percentage of revenues or salaries, which management believes represents a reasonable allocation methodology. Some corporate services such as information technology are charged to the business based on usage. However, these allocations and estimates are not necessarily indicative of the costs and expenses that would have resulted if the EEP Business had been operating as a separate entity. It is not practicable to estimate the costs and expenses that would have resulted on a stand-alone basis.

As described in Note 7, employees working in the Business participate in various Eastman pension, health care, defined contribution and other benefit plans. The pro-rata costs related to these plans have been allocated and are included in the accompanying combined financial statements.

No employees of the Business were recipients of grants of stock-based compensation from Eastman in the nine month period ended September 30, 2006. Additionally, any prior period grants were fully vested prior to January 1, 2006. However, $882 in stock-based compensation costs is included in the allocated selling, general and administrative line item related to employees of Eastman who provided oversight to the Business. These stock-based compensation costs were determined in accordance with the provisions of Statement of Financial Accounting Standard No. 123(R), Share-Based Payments.

POLYETHYLENE AND EPOLENE BUSINESS

OF EASTMAN CHEMICAL COMPANY

NOTES TO COMBINED FINANCIAL STATEMENTS

September 30, 2006

(Dollars in thousands)

Eastman uses a centralized approach to cash management, hedging and the financing of its operations. As a result, debt and related interest income and expense, and certain cash and cash equivalents were maintained at the corporate office and not included in the accompanying combined financial statements for the Business.

In conjunction with the sale of the EEP Business, Eastman and Westlake entered into a long-term ethylene sales and exchanges agreement dated November 30, 2006. Pursuant to this agreement, Eastman agrees to sell and Westlake agrees to purchase specified quantities of ethylene. Eastman and Westlake also entered into agreements for a ground lease for the portion of Eastman’s Longview, Texas facility occupied by the EEP Business; a leased workforce to operate the EEP Business’ manufacturing facility; maintenance, logistics, utilities, environmental and other general site services; and certain transition services. The agreements provide for certain indemnifications between Eastman and Westlake, including those related to environmental matters.

2. SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Although management believes these estimates are reasonable, actual results could differ from those estimates.

Accounts Receivable and Allowance for Doubtful Accounts

Trade accounts receivable are recorded at the invoiced amount and do not bear interest. The Business maintains allowances for doubtful accounts for estimated losses resulting from the inability of its customers to make required payments. The allowances are based on the number of days an individual receivable is delinquent and management’s regular assessment of the financial condition of the Business’ customers. The Business considers that a receivable is delinquent if it is unpaid after the terms of the related invoice have expired. The Business evaluates the allowance based on a monthly assessment of the aged receivables. Write-offs are recorded at the time a customer receivable is deemed uncollectible.

The Business participates in an agreement that allows Eastman to sell certain domestic accounts receivable under a planned continuous sale program to a third party. The agreement permits the sale of undivided interests in domestic trade accounts receivable, which Eastman continues to service until collection. As the sale program is part of Eastman’s centralized approach to cash management, the Business’ $66,739 participation is classified as trade accounts receivable in the accompanying combined balance sheet with the corresponding liability in the Transfers to Eastman. These receivables were not transferred to Westlake as part of the sale.

Customers

While the Business is not dependent on any one customer, loss of certain top customers could adversely affect the Business until such volume is replaced. The top 20 customers accounted for approximately 77 percent of the Business’ sales revenue for the first nine months of 2006. One individual customer accounted for 15 percent of the Business’ sales revenue for the first nine months of 2006.

POLYETHYLENE AND EPOLENE BUSINESS

OF EASTMAN CHEMICAL COMPANY

NOTES TO COMBINED FINANCIAL STATEMENTS

September 30, 2006

(Dollars in thousands)

Inventories

The Business determines the cost of most raw materials, work in process, and finished goods inventories in the United States by the last-in, first-out (“LIFO”) method. The Business writes-down its inventories for estimated obsolescence or unmarketable inventory equal to the difference between the carrying value of inventory and the estimated market value based upon assumptions about future demand and market conditions.

Property and Equipment

The Business records properties at cost. Maintenance and repairs are charged to earnings; replacements and betterments are capitalized. When the Business retires or otherwise disposes of assets, it removes the cost of such assets and related accumulated depreciation from the accounts. The Business records any profit or loss on retirement or other disposition in earnings. Asset impairments are reflected as increases in accumulated depreciation.

Depreciation

Depreciation expense is calculated based on historical cost and the estimated useful lives of the assets (buildings and building equipment 20 to 50 years; machinery and equipment 3 to 33 years), generally using the straight-line method.

Environmental Costs

The Business has established a reserve for closure/postclosure costs associated with certain regulated environmental assets and other assets it maintains. Among other types of assets, regulated environmental assets include hazardous waste storage tanks. When these types of assets are constructed or installed, a reserve is established for the future costs anticipated to be associated with the closure of the assets based on an expected life of the assets and the applicable regulatory closure requirements. These expenses are charged into earnings over the estimated useful life of the assets. Currently, the Business estimates the useful life of each individual asset up to 50 years. If the Business changes its estimate of the asset retirement obligation costs or its estimate of the useful lives of these assets, the expenses to be charged into earnings could increase or decrease.

Litigation and Contingent Liabilities

Eastman and its operations, including the Business, from time to time may be parties to or targets of lawsuits, claims, investigations, and proceedings, including product liability, personal injury, asbestos, patent and intellectual property, commercial, contract, environmental, antitrust, health and safety, and employment matters, which are handled and defended in the ordinary course of business. Eastman accrues a liability for such matters when it is probable that a liability has been incurred and the amount can be reasonably estimated. When a single amount cannot be reasonably estimated but the cost can be estimated within a range, Eastman accrues the minimum amount. Eastman expenses legal costs, including those expected to be incurred in connection with a loss contingency, as incurred.

POLYETHYLENE AND EPOLENE BUSINESS

OF EASTMAN CHEMICAL COMPANY

NOTES TO COMBINED FINANCIAL STATEMENTS

September 30, 2006

(Dollars in thousands)

Revenue Recognition and Customer Incentives

The Business recognizes revenue when persuasive evidence of an arrangement exists, delivery has occurred or services have been rendered, the price to the customer is fixed or determinable, and collectability is reasonably assured.

The Business records estimated obligations for customer programs and incentive offerings, which consist primarily of revenue or volume-based amounts that a customer must achieve over a specified period of time, as a reduction of revenue to each underlying revenue transaction as the customer progresses toward reaching goals specified in incentive agreements. These estimates are based on a combination of forecast of customer sales and actual sales volumes and revenues against established goals, the customer’s current level of purchases, and the Business’ knowledge of customer purchasing habits, and industry pricing practice. The incentive payment rate may be variable, based upon the customer reaching higher sales volume or revenue levels over a specified period of time in order to receive an agreed upon incentive payment.

Shipping and Handling Fees and Costs

Shipping and handling fees related to sales transactions are billed to customers and are recorded as sales revenue. Shipping and handling costs incurred are recorded in cost of sales.

Compensated Absences

The Business accrues compensated absences and related benefits as current charges to earnings in the period earned.

Research and Development

All costs identified as research and development costs are charged to expense when incurred.

Income Taxes

The Business is included in the consolidated federal tax return of Eastman. For purposes of the combined financial statements, the provision for income taxes has been prepared using the separate return method. As the Business does not file a separate federal tax return, any amounts payable or receivable are actually due to or receivable from Eastman and are included in the Transfers to Eastman.

In applying the separate return method, the provision for income taxes has been determined using the asset and liability approach of accounting for income taxes. Under this approach, deferred taxes represent the future tax consequences expected to occur when the reported amounts of assets and liabilities are recovered or paid. The provision for income taxes represents income taxes paid or payable for the current year plus the change in deferred taxes during the year. Deferred taxes result from differences between the financial and tax bases of the Business’ assets and liabilities and are adjusted for changes in tax rates and tax laws when changes are enacted. Valuation allowances are recorded to reduce deferred tax assets when it is more likely than not that a tax benefit will not be realized.

POLYETHYLENE AND EPOLENE BUSINESS

OF EASTMAN CHEMICAL COMPANY

NOTES TO COMBINED FINANCIAL STATEMENTS

September 30, 2006

(Dollars in thousands)

Risks and Uncertainties

The Business has its manufacturing operations at Eastman’s Longview, Texas facility. The Business is subject to varying degrees of risks and uncertainties. Eastman insures its business and assets, including the Business, against insurable risks in a manner that it deems appropriate.

In addition to ethylene, which is both internally supplied and purchased, the Business also acquires hexene and other additives to manufacture polyethylene. The Business receives hexene at the Longview, Texas facility via rail car from our suppliers. The Business’ hexene contracts expire over the next 15 months and are renewable for additional terms subject to mutual cancellation provisions.

3. INVENTORIES

September 30, 2006
At FIFO or average cost (approximates current cost)
Finished goods	$78,201
Raw materials and supplies	9,620

87,821
LIFO Reserve	(2,674)

Total Inventories	$85,147

4. PROPERTY and EQUIPMENT, NET

September 30, 2006
Property and Equipment
Buildings and building equipment	$33,201
Machinery and equipment	467,052
Pipeline	55,942
Construction in progress	3,042

559,237
Accumulated Depreciation	471,262

Property and Equipment, Net	$87,975

Depreciation expense was $8,239 for the nine month period ended September 30, 2006.

POLYETHYLENE AND EPOLENE BUSINESS

OF EASTMAN CHEMICAL COMPANY

NOTES TO COMBINED FINANCIAL STATEMENTS

September 30, 2006

(Dollars in thousands)

5. PAYABLES AND OTHER CURRENT LIABILITIES

September 30, 2006
Trade creditors	$2,957
Accrued payrolls, vacation, and variable-incentive compensation	3,296
Accrued taxes	4,377
Other	15

Total	$10,645

6. FAIR VALUE OF FINANCIAL INSTRUMENTS

Raw Material and Energy Hedging

Raw materials and energy sources used by Eastman are subject to price volatility caused by weather, supply conditions, economic variables and other unpredictable factors. To mitigate short-term fluctuations in market prices for propane and natural gas, Eastman enters into derivative contracts, primarily forwards and option contracts which are designated as hedges of forecasted purchases of these raw materials, if effective. The effects of settled derivative transactions are allocated among Eastman’s various businesses that consume the raw materials that result from the cracking of propane into ethylene and propylene.

As of and during the nine month period ended September 30, 2006, the Business did not directly enter into any derivative contracts and Eastman did not enter into any derivative contracts only for the benefit of the Business. However, the Business was allocated costs of $8,410 from settled derivative transactions for the nine months ended September 30, 2006.

7. PENSION AND OTHER POST-EMPLOYMENT BENEFITS

DEFINED BENEFIT PENSION PLANS

Eastman maintains defined benefit plans that provide eligible employees, including those with the Business, with retirement benefits. Costs recognized for these benefits are recorded using estimated amounts, which may change as actual costs derived for the year are determined.

Below is a summary of the components of net periodic benefit cost recognized for Eastman’s significant defined benefit pension plans in the United States:

POLYETHYLENE AND EPOLENE BUSINESS

OF EASTMAN CHEMICAL COMPANY

NOTES TO COMBINED FINANCIAL STATEMENTS

September 30, 2006

(Dollars in thousands)

Summary of Components of Net Periodic Benefit Costs	Nine months ended September 30, 2006
Service cost	$27,350
Interest cost	53,700
Expected return on assets	(59,800)
Amortization of:
Prior service credit	(8,183)
Actuarial loss	26,833

Net periodic benefit cost	$39,900

The Business was allocated $1,595 of net periodic pension cost for the nine months ended September 30, 2006.

DEFINED CONTRIBUTION PLANS

Eastman sponsors a defined contribution employee stock ownership plan (the “ESOP”), in which the employees of the Business participate. The ESOP is a qualified plan under Section 401(a) of the Internal Revenue Code, which is a component of the Eastman Investment Plan and Employee Stock Ownership Plan (“EIP/ESOP”). The Business recorded compensation expense of $1,003 for the nine month period ended September 30, 2006 related to the ESOP.

POSTRETIREMENT WELFARE PLANS

Eastman provides life insurance and health care benefits for eligible retirees, and health care benefits for retirees’ eligible survivors in the United States. Below is a summary of the components of net periodic benefit cost recognized for Eastman’s U.S. postretirement welfare plans:

Summary of Components of Net Periodic Benefit Costs	Nine months ended September 30, 2006
Service cost	$6,283
Interest cost	30,593
Amortization of:
Prior service credit	(17,193)
Actuarial loss	11,541

Net periodic benefit cost	$31,224

The Business was allocated $1,248 of net periodic benefit cost for the nine month period ended September 30, 2006.

POLYETHYLENE AND EPOLENE BUSINESS

OF EASTMAN CHEMICAL COMPANY

NOTES TO COMBINED FINANCIAL STATEMENTS

September 30, 2006

(Dollars in thousands)

8. COMMITMENTS

Lease Commitments

At September 30, 2006, the Business had various lease commitments for railcars under cancelable, noncancelable and month-to-month operating leases totaling approximately $15,560 over a period of several years. Allocated lease expense was $5,133 for the period from January 1, 2006 to September 30, 2006.

The obligations described above are summarized in the following table:

Period	Lease Commitments
2007	$6,356
2008	3,537
2009	2,774
2010	1,798
2011	918
2012 and beyond	177

Total	$15,560

Residual Value Guarantee

If certain operating leases are terminated by the Business, it guarantees a portion of the residual value loss, if any, incurred by the lessors in disposing of the related assets. Under these operating leases, the residual value guarantees at September 30, 2006 totaled $5,134 and consisted of leases for railcars. Management believes, based on current facts and circumstances, that the likelihood of a material payment pursuant to such guarantees is remote.

Product Warranty Liability

The Business warrants to the original purchaser of its products that it will repair or replace without charge products if they fail due to a manufacturing defect. However, the Business’ historical claims experience has not been material. The Business accrues for product warranties when it is probable that customers will make claims under warranties relating to products that have been sold and a reasonable estimate of the costs can be made.

9. LEGAL MATTERS

General

From time to time, Eastman and its operations, including the Business, may be parties to or targets of, lawsuits, claims, investigations and proceedings, including product liability, personal injury, asbestos, patent and intellectual property, commercial, contract, environmental, antitrust, health and safety, and employment matters, which are being handled and defended in the ordinary course of business. While Eastman is unable to predict the outcome of these matters, it does not believe, based upon currently available facts, that the ultimate resolution of any such pending matters, will have a material adverse effect on its overall financial condition, results of operations or cash flows. However, adverse developments could negatively impact earnings or cash flows in a particular future period.

POLYETHYLENE AND EPOLENE BUSINESS

OF EASTMAN CHEMICAL COMPANY

NOTES TO COMBINED FINANCIAL STATEMENTS

September 30, 2006

(Dollars in thousands)

Dallas/Fort Worth Ozone Plan:

In December 2006, the Texas Commission on Environmental Quality proposed regulations that would, among other things, reduce allowable nitrogen oxide emissions from certain stationary gas-fired reciprocating internal combustion engines in approximately forty East Texas counties, which would include the two counties (Gregg and Harrison) in which the Longview, Texas plant is located. If the regulations are implemented as proposed, they could potentially require modification or replacement of certain of the Business’ gas-fired compressor engines. In this event, Eastman has agreed to evenly share with Westlake the cost to modify or replace the compressor engines, if an authorization for expenditure is approved by the parties prior to December 31, 2008.

10. TRANSACTIONS WITH RELATED AND CERTAIN OTHER PARTIES

The Business has entered into transactions with Eastman. See Note 1 regarding expenses allocated to the Business from Eastman. However, these transactions are not necessarily indicative of the costs and expenses that would have resulted if the Business had been operating on a stand-alone basis.

Eastman and Westlake entered into a long-term ethylene sales and exchanges agreement dated November 30, 2006. Pursuant to the agreement, Eastman agrees to sell and Westlake agrees to purchase specified quantities of ethylene. The Business purchased $300,147 worth of ethylene raw material from Eastman during the nine months ended September 30, 2006. The pricing of the ethylene was calculated based on a combination of spot prices for purchases and fully allocated cost for manufactured material. Pursuant to the long-term ethylene sales and exchanges agreement, ethylene purchased from Eastman will be priced based on published ethylene and ethane market indices.

POLYETHYLENE AND EPOLENE BUSINESS

OF EASTMAN CHEMICAL COMPANY

NOTES TO COMBINED FINANCIAL STATEMENTS

September 30, 2006

(Dollars in thousands)

11. INCOME TAXES

Components of earnings before income taxes and the provision for U.S. and other income taxes follow:

September 30, 2006
(Dollars in thousands)
Earnings before income taxes	$53,426

Provision for income taxes
Current	$16,949
Deferred	542
State and other
Current	1,955
Deferred	47

Total	$19,493

POLYETHYLENE AND EPOLENE BUSINESS

OF EASTMAN CHEMICAL COMPANY

NOTES TO COMBINED FINANCIAL STATEMENTS

September 30, 2006

(Dollars in thousands)

Differences between the provision for income taxes and income taxes computed using the U.S. federal statutory income tax rate follow:

September 30, 2006
Amount computed using the statutory rate	$18,699
State income taxes, net	1,317
Domestic manufacturing deduction	(523)

Provision for income taxes	$19,493

The significant components of deferred tax assets and liabilities follow:

September 30, 2006
Deferred tax assets
Vacation pay	$379
Reserve for bad debts	925
Inventory reserves	293
Other	61

Total deferred tax assets	$1,658

Deferred tax liabilities
Depreciation	$(18,635)

Total deferred tax liabilities	$(18,635)

Net deferred tax liabilities	$(16,977)

As recorded in the Combined Balance Sheet:
Other current assets	$1,409
Other noncurrent assets	524
Payables and other current liabilities	(275)
Deferred income tax liabilities	(18,635)

Net deferred tax liabilities	$(16,977)

Amounts due to and from tax authorities as recorded in the Combined Balance Sheet:

September 30, 2006
Payables and other current liabilities	$1,710